                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [_]


Check the appropriate box:
[X]    Preliminary proxy statement
[_] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[_]    Definitive proxy statement
[_]    Definitive additional materials
[_]    Soliciting material pursuant to (S)240.14a-12


                            Pulaski Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]    No fee required.
[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:
                  N/A
--------------------------------------------------------------------------------
(2)    Aggregate number of securities to which transactions applies:
                  N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
                  N/A
--------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:
                  N/A
--------------------------------------------------------------------------------
(5)    Total fee paid:
                  N/A
--------------------------------------------------------------------------------
[_]    Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:
                  N/A
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                  N/A
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(3)    Filing Party:
                  N/A
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(4)    Date Filed:
                  N/A
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

                                December 27, 2002



Dear Stockholder:

       You are cordially invited to attend the annual meeting of stockholders of Pulaski Financial Corp. The meeting will be held at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, St. Louis, Missouri (rear entrance) on Wednesday, January 29, 2003 at 2:00 p.m., local time.

       The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Ernst & Young LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

       It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

       We look forward to seeing you at the meeting.

                                   Sincerely,



                                   William A. Donius
                                   Chairman of the Board,
                                   President and Chief Executive Officer

                             Pulaski Financial Corp.
                              12300 Olive Boulevard
                            St. Louis, Missouri 63141
                                 (314) 878-2210

                    Notice of Annual Meeting of Stockholders

       On Wednesday, January 29, 2003, Pulaski Financial Corp. (the "Company") will hold its annual meeting of stockholders at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, St. Louis, Missouri (rear entrance). The meeting will begin at 2:00 p.m., local time. At the meeting, stockholders will consider and act on the following:

       1. The election of two directors to serve for a term of three years;

       2. The approval of a proposal to change the Company's state of incorporation from Delaware to Missouri;

       3. The ratification of the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending September 30, 2003; and

       4. Such other business that may properly come before the meeting.

       NOTE: The Board of Directors is not aware of any other business to come before the meeting.

       Stockholders of record at the close of business on December 6, 2002 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

       Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        Christine A. Munro
                                        Corporate Secretary



St. Louis, Missouri
December 27, 2002

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                             PULASKI FINANCIAL CORP.


                                 PROXY STATEMENT

       This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pulaski Financial Corp. ("Pulaski Financial" or the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Pulaski Bank. The annual meeting will be held at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, St. Louis, Missouri (rear entrance), on Wednesday, January 29, 2003 at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about December 27, 2002.

                           Voting And Proxy Procedure

Who Can Vote at the Meeting

       You are entitled to vote your Pulaski Financial common stock if the records of the Company show that you held your shares as of the close of business on December 6, 2002. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker on how to vote your shares. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee on how to vote your shares.

       As of the close of business on December 6, 2002, a total of ____________ shares of Pulaski Financial common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, a record owner of the Company's common stock which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 10% of the Company's outstanding shares, is not entitled to vote any shares in excess of that 10% limit.

Attending the Meeting

       If you are a stockholder as of the close of business on December 6, 2002, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank, broker or other nominee are examples of proof of ownership. If you want to vote your shares of Pulaski Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

       The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote, constituting a quorum, is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

       In voting on the election of directors, you may vote in favor of both nominees, withhold votes as to both nominees or withhold votes as to either nominee. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

       In voting on the proposal to change the Company's state of incorporation from Delaware to Missouri, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of the majority of the outstanding shares. Abstentions and broker non-votes will have the same effect as a negative vote.

       In voting on the ratification of the appointment of Ernst & Young LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes present in person or represented by proxy at the annual meeting. Abstentions will have the same effect as a negative vote, while broker non-votes will have no effect on the voting.

Voting by Proxy

       This proxy statement is being sent to you by the Board of Directors of Pulaski Financial for the purpose of requesting that you allow your shares of Pulaski Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Pulaski Financial common stock represented at the meeting by properly executed, dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends that you vote "FOR" each of the nominees for director, "FOR" approval of the proposal to change the Company's state of incorporation from Delaware to Missouri and "FOR" ratification of the appointment of Ernst & Young LLP as the Company's independent auditors.

       If any matter not described in this proxy statement is properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Pulaski Financial common stock may also be voted by the persons named in the proxy card on the new meeting date, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

       You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the secretary of the Company in writing before your Pulaski Financial common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

       If your Pulaski Financial common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

Participants in Pulaski Bank's ESOP or 401(k) Plan

       If you participate in the Pulaski Bank Employee Stock Ownership Plan (the "ESOP") or if you hold Pulaski Financial common stock through the Pulaski Bank Employees' Savings & Profit Sharing Plan (the "401(k) Plan"), you will receive a vote authorization form for each plan that will reflect all shares that you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan, you are entitled to direct the trustee how to vote the shares of Pulaski Financial common stock credited to your account in the 401(k) Plan. The trustee will vote all shares for which it does not receive timely instructions from participants in the same proportion as the instructions the trustee receives from participants. The deadline for returning your voting instructions to each plan's trustee is January 17, 2003.

                                 Stock Ownership

       The following table provides information as of December 6, 2002 with respect to persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                     Number of          Percent of Common
Name and Address                                    Shares Owned        Stock Outstanding
------------------                              --------------------- ---------------------
Pulaski Bank Employee Stock Ownership Plan           218,747/(1)/             ______%
12300 Olive Boulevard
St. Louis, Missouri 63141

Leon A. Felman                                       149,323/(2)/             ______%
25 West Brentmoor Park
Clayton, Missouri 63105

-----------------------------------------
(1) Includes 94,129 shares that have not been allocated to participants' accounts and 124,618 shares that have been allocated to participants' accounts. Under the terms of the ESOP, the ESOP trustee will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the ESOP trustee has received voting instructions from participants, subject to the exercise of its fiduciary duties.
(2) Based on information filed in a Schedule 13G with the U.S. Securities and Exchange Commission on February 13, 2002.

       The following table provides information about the shares of Pulaski Financial common stock that may be considered to be owned by each director or nominee for director of the Company, by those officers of the Company named in the Summary Compensation Table on page 7 and by all directors and executive officers of the Company as a group as of December 6, 2002. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                                           Number of Shares
                                                      Number of              That May be
                                                    Shares Owned          Acquired Within 60        Percent of
                                                 (excluding options)      Days by Exercising       Common Stock
                    Name                               (1)(2)                   Options           Outstanding (3)
--------------------------------------------    ----------------------    -------------------   -------------------
E. Douglas Britt                                          34,035                 11,638                _____%

Daniel N. Dean                                             7,246                     --                    *

William A. Donius                                         84,810/(4)/            69,264                _____

Robert A. Ebel                                            64,845                 11,638                _____

Thomas F. Hack                                            50,376                 19,095                _____

Ramsey K. Hamadi                                           2,102                 10,625                    *

Dr. Edward J. Howenstein                                  59,864/(5)/             7,758                _____

Beverly M. Kelley                                         49,431/(6)/            29,095                _____

Timothy K. Reeves                                            488/(7)/                --                    *

Christopher K. Reichert                                   40,530                 14,340                _____

All Directors and Executive                              396,234                173,453
   Officers as a group (11 persons)

---------------------------------------
*Less than 1% of the shares outstanding
(1) Includes unvested shares of restricted stock held in trust as part of the Pulaski Financial Corp. 2000 Stock-Based Incentive Plan, with respect to which the beneficial owner has voting but not investment power as follows:
     Messrs. Britt, Ebel and Howenstein--2,793 shares; Mr. Donius--16,059 shares; Mr. Hack--11,172 shares; Mr. Hamadi--300 shares; Ms. Kelley--9,775 shares; and Mr. Reichert--16,667 shares.
(2) Includes shares allocated to the account of the individuals under the Pulaski Bank Employee Stock Ownership Plan, with respect to each the individual has voting but not investment power as follows: Mr. Dean--4,893 shares; Mr. Donius--6,826 shares; Mr. Hamadi--257 shares; Ms. Kelley--6,460 shares; and Mr. Reichert--2,319 shares.
(3) Based on ___________ shares of Company common stock outstanding and entitled to vote as of December 6, 2002, plus, for each person, the number of shares that such person may acquire within 60 days by exercising stock options.
(4)  Includes 2,500 shares held jointly with Mr. Donius' mother.
(5) Includes 4,067 shares owned by Dr. Howenstein's spouse, 4,034 shares held in a trust under which Dr. Howenstein's spouse has voting and investment power and 5,000 shares held in a trust under which Dr. Howenstein's son has voting and investment power.
(6) Includes 14,808 shares held in a trust under which Ms. Kelley's spouse has voting and investment power.
(7) Includes 49 shares held in a custodian account for each of Mr. Reeves' two daughters under which Mr. Reeves' spouse has voting and investment power and 390 shares held in a trust.

                       Proposal 1 -- Election of Directors

       The Company's Board of Directors consists of six members. The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. Two directors will be elected at the annual meeting to serve for a three-year term or until their respective successors have been elected and qualified. The nominees for election this year are E. Douglas Britt and Timothy K. Reeves, each of whom is currently a member of the Board of Directors of the Company and Pulaski Bank.

       It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If either nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

       The Board of Directors recommends a vote "FOR" the election of both of the nominees.

       Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each nominee's biography is as of September 30, 2002. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of Pulaski Bank.

                       Nominees for Election of Directors

       The nominees standing for election are:

       E. Douglas Britt is a retired bank chief executive officer and a retired officer in the U.S. Air Force. Mr. Britt is the Chairman of the Company's Audit Committee. Age 75. Director since 1993.

       Timothy K. Reeves is the president and owner of Keenan Properties, Inc., a commercial real estate brokerage and development firm. Age 43. Director since 2002.

                         Directors Continuing in Office

       The following directors have terms ending in 2004:

       Thomas F. Hack joined Pulaski Bank in 1967. He served as the Treasurer beginning in 1974 and as the Chief Financial Officer beginning in 1993 until his retirement from those positions on July 3, 2001. In July 2001, Mr. Hack became a consultant to Pulaski Bank. Age 58. Director since 1985.

       Dr. Edward J. Howenstein is a retired dentist. Age 75. Director since
1973.

       The following directors have terms ending in 2005:

       William A. Donius has served as President and Chief Executive Officer of Pulaski Bank since December 1, 1997. He previously served as Senior Vice President from February 1997 to December 1997, as Vice President from April 1995 to February 1997, and as Director of Marketing from July 1992 to April 1995. Mr. Donius is also Chairman of the Board of Directors of the Company and Pulaski Bank. Age 44. Director since 1997.

       Robert A. Ebel has served as Chairman of the Board of Universal Printing Co., a commercial printer in St. Louis, Missouri, since 1986. Mr. Ebel also was Chief Executive Officer of Universal Printing Co. from 1986 to 1995. Age 71. Director since 1979.

Meetings and Committees of the Board of Directors

       The business of the Company and Pulaski Bank is conducted through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended September 30, 2002, the Board of Directors of the Company held 12 meetings and the Board of Directors of Pulaski Bank held 13 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served.

       The Audit Committee, currently consisting of Directors Britt, Howenstein and Reeves-all of whom are independent directors under current listing standards of the Nasdaq Stock Market, is responsible for developing and monitoring the Company's audit program. The Audit Committee selects the outside auditors and meets with them to discuss the results of the annual audit and any related matters. The Audit Committee also receives and reviews the reports and findings and other information presented to them by the Company's officers regarding financial reporting policies and practices. The Audit Committee met three times during the fiscal year ended September 30, 2002.

       The Compensation Committee, currently consisting of Directors Britt, Ebel, Howenstein and Reeves-all of whom are independent directors under current listing standards of the Nasdaq Stock Market, recommends annual salary levels for senior officers and compensation for members of the Board of Directors. The Compensation Committee met two times during the fiscal year ended September 30, 2002.

       The full Board of Directors acts as the Nominating Committee for the annual selection of management's nominees for election as directors. The Nominating Committee will accept and consider stockholder recommendations that are made pursuant to timely written notice to the secretary of the Company. All recommendations must include all information necessary for the Nominating Committee to fully review the qualifications and credentials of the candidates. The full Board of Directors met four times in its capacity as the Nominating Committee during the fiscal year ended September 30, 2002.

Directors' Compensation

       Non-employee directors of Pulaski Financial receive a fee of $950 per month and $225 for each board meeting attended. Non-employee directors of Pulaski Financial also receive $325 for each audit committee attended and $225 for each other committee meeting attended. Each of the directors of Pulaski Financial also serves as a director of Pulaski Service Corporation, the wholly-owned subsidiary of Pulaski Bank. In this capacity, they receive $200 for each Pulaski Service Corporation meeting attended. No separate fees are paid for service on Pulaski Bank's Board of Directors.

       On July 3, 2001, Pulaski Bank and Mr. Hack entered into a non-competition and consulting agreement under which Mr. Hack receives $70,000 per year in exchange for consultation on matters related to the financial affairs of the Company and Pulaski Bank. The agreement requires that Mr. Hack consult for not less than twenty-four hours per week. The term of the agreement is thirty-six months, during which time Mr. Hack has agreed not to compete with the Company or Pulaski Bank and to keep confidential any information learned through his consulting.

       During the fiscal year ended September 30, 2002, Mr. Reeves received options to acquire 11,638 shares of Company common stock. The options vest in three approximately equal installments beginning on the first anniversary of the date of grant.

                             Executive Compensation

Summary Compensation Table

       The following information is furnished for the chief executive officer and the four other highest paid executive officers who received salary and bonus of $100,000 or more during the year ended September 30, 2002.

                                             Annual Compensation                Long-Term Compensation Awards
                               -----------------------------------------------  -----------------------------
                                                                  Other          Restricted     Securities
                                Fiscal                            Annual        Stock Awards    Underlying         All Other
    Name and Position            Year    Salary     Bonus     Compensation (1)    ($) (2)     Options/SARs (#)   Compensation (3)
-----------------------------    ----    ------     -----     ----------------    -------     ----------------   ----------------
William A. Donius ............   2002   $187,450  $120,000          $ --         $     --           17,500             $143,468
 Chief Executive Officer,        2001    172,292    85,000            --               --               --               64,539
 President and Chairman of       2000    163,600    25,000            --          291,091           64,009              119,572
 the Board

Christopher K. Reichert (4) ..   2002   $135,385  $ 70,000          $ --         $     --           17,500             $ 43,847
 Executive Vice President        2001     95,308    45,000            --          130,340           19,396               17,625
                                 2000     80,510   165,000            --          125,611           17,500               41,604

Beverly M. Kelley ............   2002   $ 88,692  $ 25,000          $ --         $     --               --             $131,358
 Senior Vice President,          2001     86,500    20,000                             --               --               61,325
 Operations                      2000     86,500    12,000            --          177,186           29,095               66,792
                                                                      --

Daniel N. Dean (5) ...........   2002   $ 81,926  $ 25,000          $ --         $     --            7,500             $ 90,089
 Senior Vice President,          2001     84,000    20,000            --               --               --               44,094
 Chief Lending Officer           2000     84,270    14,000            --           80,486           14,547               30,769

Ramsey K. Hamadi (6) .........   2002   $ 84,000  $ 25,000          $ --         $     --           10,500             $  6,406
 Chief Financial Officer         2001     65,538     5,000            --               --           30,000                  323
                                 2000     18,923     2,500            --            6,470               --                   --

-------------------------
(1) Does not include certain additional benefits, the aggregate amounts of which do not exceed the lesser of $50,000 or 10% of salary and bonus for the named executive officers.
(2) The number and value of all unvested shares of restricted stock held by each named executive officer as of September 30, 2002 is as follows, based on $18.00, the closing price of the Company's common stock on September 27, 2002:

                                      Number of              Value of
                                   Unvested Shares        Unvested Shares
                                  -----------------      -----------------
          Mr. Donius .........         16,059                 $289,062
          Mr. Reichert .......         16,667                  300,006
          Ms. Kelley .........          9,775                  175,950
          Mr. Dean ...........             --                       --
          Mr. Hamadi .........            300                    5,400

(3) Represents ESOP allocations with a market value of $138,672, $41,724, $129,240, $88,074 and $4,626 for Mr. Donius, Mr. Reichert, Ms. Kelley,
     Mr. Dean and Mr. Hamadi, respectively. Also includes employer contribution to the 401(k) plan of $4,796, $2,123, $2,118, $2,015 and $1,780 for
     Mr. Donius, Mr. Reichert, Ms. Kelley, Mr. Dean and Mr. Hamadi, respectively.

                                         (footnotes continued on following page)

(4)  Mr. Reichert joined Pulaski Bank on November 1, 1999.
(5) Mr. Dean left the employ of Pulaski Bank on August 2, 2002. Mr. Dean forfeited all unvested restricted stock awards and stock options upon his resignation.
(6)  Mr. Hamadi joined Pulaski Bank on June 1, 2000.

Employment Agreements

       The Company and Pulaski Bank each currently maintain a three-year employment agreement with Mr. Donius. The term of the Company employment agreement is extended daily unless written notice of non-renewal is given by the Board of Directors. The term of the Pulaski Bank employment agreement is renewable annually. The employment agreements provide for a base salary of $191,000, subject to increase. In addition to base salary, the employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel.

       The employment agreements provide for termination by the Company and Pulaski Bank for cause, as defined in the employment agreements, at any time. If the Company or Pulaski Bank chooses to terminate Mr. Donius' employment for reasons other than for cause, or if Mr. Donius resigns from the Company or Pulaski Bank after specified circumstances that would constitute constructive termination, Mr. Donius or, if Mr. Donius dies, his beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to him for the remaining term of the employment agreement and the contributions that would have been made on his behalf to any employee benefit plans of the Company and Pulaski Bank during the remaining term of the employment agreement. The Company and Pulaski Bank would also continue and/or pay for Mr. Donius' life, health, medical, dental and disability coverage for the remaining term of the employment agreement. Upon Mr. Donius' termination for reasons other than a change in control, Mr. Donius must comply with a one year non-competition agreement.

       Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Company or Pulaski Bank, Mr. Donius or, if Mr. Donius dies, his beneficiary, would be entitled to a severance payment equal of three times the average of the three (or five in the case of the Bank employment agreement) preceding taxable years' annual compensation. The Company and Pulaski Bank would also continue Mr. Donius' life, health, and disability coverage for thirty-six months. Even though both the Company and Pulaski Bank employment agreements provide for a severance payment if a change in control occurs, Mr. Donius would not receive duplicative payments or benefits under the agreements. Under the Company employment agreement, Mr. Donius would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements or otherwise triggered liability under the Internal Revenue Code for the excise tax applicable to "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments that equal or exceed three times the executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the executive's average compensation over the preceding five-year period.

Severance Agreement

       Pulaski Bank maintains a severance agreement with Ms. Kelley. The agreement has a term of twenty-four months and is renewable annually. The agreement provides that if involuntary termination, other than for cause, or voluntary termination (upon the occurrence of circumstances specified in the agreement) follows within twelve months of a change in control of Pulaski Bank or Pulaski Financial, Ms. Kelley would be entitled to receive a severance payment equal to two times her annual compensation (as described in the agreement) for the twelve month period ending on the last day of the month preceding the effective date of the change in control. Pulaski Bank would also continue to pay for Ms. Kelley's health and welfare benefits coverage for twelve months following termination.

Retirement Plan

       Effective October 1, 2002, Pulaski Bank withdrew its participation in the Financial Institutions Retirement Fund. The Financial Institutions Retirement Fund is a multi-employer defined benefit pension plan. Pulaski Bank's withdrawal from the Financial Institutions Retirement Fund will not impact the benefits accrued by participants prior to October 1, 2002. The following table indicates the annual retirement benefits that would be payable upon retirement at age 65 to a participant electing to receive his or her retirement benefit in the standard form of benefit, assuming various specified levels of compensation and various specified years of credited service. Under the Internal Revenue Code, maximum annual benefits under the pension plan are presently limited to $160,000 per year and annual compensation for calculation purposes is limited to $200,000 per year for the 2002 calendar year.

             Highest Five                             Years of Service
             Year Average        -----------------------------------------------------------
             Compensation           15          20           25           30         35+
       ------------------------  ---------   --------     --------     --------  -----------
             $100,000              22,250     30,000       37,500       45,000     52,500

              120,000              27,000     36,000       45,000       54,000     63,000

              140,000              31,500     42,000       52,500       63,000     73,500

              160,000              36,000     48,000       60,000       72,000     84,000

              180,000              40,500     54,000       67,500       81,000     94,500

              200,000              45,000     60,000       75,000       90,000    105,000

              220,000              45,000     60,000       75,000       90,000    105,000

       The retirement plan provides for monthly payments to, or on behalf of, each covered employee, which included all full-time employees who were 21 years old and had completed one year of service to Pulaski Bank (at least 1,000 hours of service in 12 consecutive months). Benefits are based upon years of service and salary excluding bonuses, fees, commissions, etc. Employees terminating employment before they are fully vested will have benefits reduced accordingly based on the percentage they are vested. The following table shows the amount of credited service under the plan for each of the named executive officers as of September 30, 2002.

                                              Amount of Credited Service
                                            ------------------------------

       Mr. Donius ........................       10 years, 2 months
       Mr. Reichert ......................        2 years, 10 months
       Ms. Kelley ........................       36 years, 8 months
       Mr. Dean ..........................        3 years, 7 months
       Mr. Hamadi ........................        2 years, 3 months

       The normal retirement age is 65 and the early retirement age is between 45 and 65. Normal retirement benefits are equal to the sum of: (1) 1.5% multiplied by the years of service to Pulaski Bank and by the employees' average base salary for the five highest consecutive years preceding retirement up to the covered compensation level; and (2) 2% multiplied by the years of service to Pulaski Bank and by the employees' average base salary above the covered compensation level for the five highest consecutive years preceding retirement. If an employee elects early retirement, but defers the receipt of benefits until age 65, the formula for computation of early retirement benefits is the same as if the employee had retired at the normal retirement age. However, if the employee elects early retirement, benefits payable are equal to the benefits payable assuming retirement at age 65 reduced by applying an early retirement factor based on age and vesting service when payments begin. Payment may also be deferred to any time up to age 70, in which case the retirement allowance payable at age 65 will be increased by 0.8% for each month of deferment after age 65 (to a maximum increase of 48%).

         Upon retirement, the regular form of plan benefit is an annuity payable in equal monthly installments for the life of the employee. Optional annuity benefit forms may also be elected by the employee. Plan benefits are integrated with social security benefits.

Option Grants in Last Fiscal Year

         The following table lists all options granted to the named executive officers during fiscal 2002 and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.

                                                                                                    Potential
                                                                                                   Realizable
                                                                                                Value at Assumed
                                                                                                 Annual Rate of
                                                                                                  Stock Price
                                 Numer of        % of Total                                     Appreciation for
                               Securities         Options                                           Options (2)
                                Underlying       Granted to    Exercise or                     --------------------
                              Options Granted   Employees in    Base Price     Expiration
          Name                   (#)(1)          Fiscal Year    Per Share         Date            5%         10%
----------------------------  ---------------   ------------  -------------  ----------------  --------  ----------
William A. Donius ..........     17,500             8.83%        $16.65      January 16, 2012  $183,225   $464,450

Christopher K. Reichert ....     17,500             8.83          16.65      January 16, 2012   183,225    464,450

Beverly M. Kelley ..........         --               --             --              --              --         --

Daniel N. Dean (3) .........      7,500             3.78          16.65      January 16, 2012    78,525    199,050

Ramsey K. Hamadi ...........     10,500             5.30          16.65      January 16, 2012   109,935    278,670

----------------------------
(1) Options become exercisable in four equal annual installments commencing on January 16, 2003, the first anniversary of the date of grant; provided, however, options will be immediately exercisable in the event the optionee terminates employment following a change in control of the Company or Pulaski Bank or due to death or disability.

(2) The dollar gains under these columns result from calculations required by the Securities and Exchange Commission's rules and are not intended to forecast future price appreciation of Pulaski Financial common stock. It is important to note that options have value only if the price of Pulaski Financial common stock increases above the exercise price shown in the table during the effective option period. In order for the executive to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company's common stock would be approximately $27.12 and $43.19, respectively, as of the expiration date of the options.

(3) Mr. Dean forfeited these options upon his resignation from the Bank on August 2, 2002.

Fiscal Year-End Option Values

         The following table provides certain information regarding the exercise of options during the past fiscal year and certain information with respect to the number of shares of Pulaski Financial common stock represented by outstanding options held by the named executive officers as of September 30, 2002.

                                                                    Number of Securities
                                                                   Underlying Unexercised        Value of Unexercised
                                                                          Options                In-the-Money Options
                                                                   at Fiscal Year-End (#)      at Fiscal Year-End ($) (1)
                                      Shares                    ----------------------------  ----------------------------
                                     Acquired         Value
Name                               on Exercise (#)  Realized($)  Exercisable   Unexercisable  Exercisable  Unexercisable
----                               ---------------  ----------- -------------  -------------  -----------  ---------------
William A. Donius ..............         --         $     --        43,553         38,836      $376,276       $234,852

Christopher K. Reichert ........      9,966           98,865            --         40,930            --        231,015

Beverly M. Kelley ..............      5,961           62,615        19,397          9,698       192,030         96,010

Daniel N. Dean .................      5,820           62,565            --             --            --             --

Ramsey K. Hamadi ...............      3,000           26,340         4,334         33,166        23,152        149,423

-------------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on September 30, 2002, less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the following report of the Compensation Committee and the stock performance graph as well as the report of the Audit Committee after Proposal 3 below shall not be incorporated by reference into any such filings.

             Compensation Committee Report on Executive Compensation

         Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information regarding the compensation and benefits provided to the Chief Executive Officer and other executive officers of the Company and Pulaski Bank for the year ended September 30, 2002. Recommendations regarding all components of compensation paid to executive officers of the Company and Pulaski Bank are made by the Compensation Committee of the Company's Board of Directors and are approved by the Company's Board of Directors.

         Compensation Policies and Procedures. The Compensation Committee reviews management's recommendations for compensation and benefits for officers and employees, including officers and employees of Pulaski Bank. The Compensation Committee recommends to the full Board of Directors an amount and composition of executive compensation to be paid to the executive officers, including the President and Chief Executive Officer. The Board of Directors reviews and considers such compensation recommendations.

         Management is faced continually with competitive and economic challenges. The Compensation Committee believes that, if the Company is to be successful, its compensation programs must be structured to attract and retain the highest quality employees available. The Company's executive compensation programs are intended to provide incentives that will reward managers for achieving superior levels of performance, which strengthen the Company and enhance stockholder value.

         The Compensation Committee annually reviews and evaluates base salary and bonuses for all executive officers, and in conducting such reviews places primary consideration upon the recommendations by the President and Chief Executive Officer, along with the rationale for such recommendations, with the exception of the compensation review of the President and Chief Executive Officer. The President and Chief Executive Officer does not participate in the Compensation Committee's decision as to his compensation package.

         To achieve the compensation objectives established by the Compensation Committee, the Company's executive compensation program consists of two main elements, base salary and bonus. In addition, executive officers participate in other benefit plans available to all employees, including the retirement plan, the Pulaski Bank employee stock ownership plan, the Company's stock-based incentive plans, the Pulaski Financial Corp. Annual Incentive Plan and the Pulaski Bank 401(k) Plan, and may be selected to participate in supplemental benefit plans.

         In establishing individual compensation levels, the Compensation Committee considers the Company's overall objectives and performance, peer group comparisons and individual performance. No formula is used to determine an executive's salary. The Company's overall performance and the achievement of financial and business objectives are considered. Increases in compensation are recommended based on strong individual performance in relationship to Company and individual goals.

         Base Salaries. Salaries recommended by the Compensation Committee are intended to be consistent and competitive with the practices of comparable financial institutions and each executive's level of responsibility. The Compensation Committee utilized both peer comparison survey data and an externally prepared survey of compensation paid to executive officers performing similar duties for depository institutions and their holding companies. Base salary increases were relatively flat for senior management since 1998. Adjustments had been made this year: (1) to reflect the performance of the Company, the executive and any increased responsibilities assumed by the executive; and (2) based on the peer comparison survey and the survey performed by an external consultant hired by the Committee.

         Bonus. Bonuses were paid on a subjective, discretionary basis at the end of the fiscal year based on the Company's overall performance. Specific factors include: return of equity; return on assets; efficiency ratio; stock price performance; and earnings improvement over the prior year. In addition, performance against the Company's strategic plan is measured. The Chief Executive Officer was invited to participate in the discussion about fiscal year bonuses for executives. He did not participate in any discussion related to his own bonus.

         Chief Executive Officer Compensation. The compensation of the Chief Executive Officer during 2002 consisted of the same elements as for other senior executives, including salary and bonus. In reviewing base salary, the Committee consulted surveys from the America's Community Bankers Compensation Guide and the SNL Compensation Guide and updated a peer group study performed for Pulaski Bank by an independent consultant. Particular focus was placed on the level of compensation paid to chief executive officers of depository institutions and their holding companies of comparable size and characteristics primarily in the Midwest region of the United States. The Committee observed that Mr. Donius' base compensation was commensurate with the survey information used for comparative purposes.

         Mr. Donius was paid a discretionary cash bonus of $120,000 for fiscal 2002. All of the independent directors, in determining an appropriate 2002 bonus for Mr. Donius, considered his leadership of the Company and the continued success of the Company as demonstrated by, among other things, continued earnings growth, strong growth in retail banking fee income, strong mortgage revenue growth and progress on the Company's three-year strategic plan initiatives. In addition, the independent directors reviewed the cash bonuses paid to chief executive officers of similar institutions. The independent directors did not assign weights or rankings to any single performance factor but instead made subjective determinations based on a consideration of all the factors in the Company's business performance.

         Compensation Committee of the Company consisting of:

               Robert A. Ebel, Chairman
               E. Douglas Britt
               Dr. Edward J. Howenstein
               Timothy K. Reeves

                             Stock Performance Graph

     The following graph compares the cumulative total shareholder return on the Company's common stock with the cumulative total return on the Nasdaq Index (U.S. Companies) and with the SNL Midwest Thrift Index. Total return assumes the reinvestment of all dividends. The graph presented represents Pulaski Bank's common stock until December 3, 1998, the date upon which Pulaski Bank's former mutual holding company was converted to stock form and the Company issued its common stock. The graph assumes $100 was invested at the close of business on September 30, 1997.

                                     [GRAPH]

                                            -------------------------------------------------------------
                                            9/30/97    9/30/98    9/30/99    9/30/00    9/30/01   9/30/02
                                            -------    -------    -------    -------    -------   -------
Pulaski Financial Corp. ................... $100.00    $ 85.14    $ 73.89    $ 96.28    $152.38   $183.13
The Nasdaq Index (U.S. Companies) .........  100.00     101.58     165.72     220.06      89.95     70.86
SNL Midwest Thrift Index ..................  100.00      99.62      97.31     106.27     136.19    157.28

                Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Pulaski Financial common stock during the fiscal year ended September 30, 2002 with the exception of one late report filed by Mr. Donius with regard to the awarding of stock options and one late report filed by Mr. Dorn, a former director of the Bank and the Company, with regard to the exercise and sale of stock options.

                          Transactions with Management

     Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made under programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Pulaski Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

              Proposal 2 - Reincorporation in the State of Missouri

     For the reasons set forth below, the Board of Directors believes that it is in the best interests of the Company and its stockholders to change the Company's state of incorporation from Delaware to Missouri ("Reincorporation"). The Board of Directors has approved the Reincorporation, which would be accomplished by merging the Company with and into its newly formed Missouri subsidiary, PFC Merger Corp. ("Pulaski-Missouri"). In connection with the Reincorporation, Pulaski-Missouri will change its name to "Pulaski Financial Corp."

     The sole factor in the Board of Directors' recommendation to reincorporate in Missouri was that the Company's franchise fees will be substantially less in Missouri than in Delaware. The Company expects to save approximately $13,500 annually on state franchise tax fees by reincorporating in Missouri. Furthermore, the Company's headquarters are located in Missouri.

Plan of Merger

     The Company will be merged with and into Pulaski-Missouri pursuant to the terms of the proposed Agreement and Plan of Merger, a copy of which is attached as Exhibit A to this proxy statement. Upon the completion of the merger, the owner of each outstanding share of the Company's common stock will automatically own one share of Pulaski-Missouri common stock. Each outstanding certificate representing a share or shares of the Company's common stock will continue to represent the same number of shares in Pulaski-Missouri (i.e., a certificate representing one share of the Company's common stock will then equal one share of Pulaski-Missouri common stock). IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES. The Company's common stock will continue to be traded on the Nasdaq National Market under the symbol "PULB" subsequent to the merger.

     Pulaski-Missouri's articles of incorporation and bylaws will be the articles of incorporation and bylaws of the surviving corporation. Pulaski-Missouri's articles of incorporation and bylaws are attached hereto as Exhibits B and C. The discussion contained in this proxy statement is qualified in its entirety by reference to Exhibits A, B and C.

Effect of Reincorporation and Merger

     The Reincorporation and the merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below. The Reincorporation and merger will not result in any change in the business, management, location of the Company's principal executive offices, assets, liabilities, net worth or accounting practices. Moreover, as noted above, the shares of common stock will continue to be publicly traded and reported on the Nasdaq National Market. The merger will not give rise to any appraisal or dissenters' rights.

Principal Differences in Corporate Charters

     Pulaski-Missouri's articles of incorporation are substantially similar to the Company's certificate of incorporation, except for certain technical differences. Specific provisions have been included in Pulaski-Missouri's articles of incorporation and bylaws so as to minimize differences in corporate governance before and after the Reincorporation. However, one difference between the governance documents involves the provision providing the timing for a stockholder to propose new business or nominate a director to a meeting at a meeting of stockholders. Pulaski-Missouri's bylaws increase the time that a stockholder must provide notice to the company of its intention to propose new business or nominate a director from thirty to sixty days prior to the meeting of stockholders. Additional differences exist between Pulaski-Missouri's bylaws and the Company's bylaws, but none of these provisions is expected to have a material effect on the Company's governance.

Certain Differences in Corporate Laws

     The Delaware General Corporation Law currently governs the rights of the Company's stockholders. After the merger, the rights of stockholders will be governed by the Missouri General Business and Corporation Law. The following discussion summarizes certain significant differences between the provisions of Delaware law and Missouri law, as applicable to a public company.

     Amendment of Articles/Certificate of Incorporation. Under Missouri law, the board of directors may adopt a resolution setting forth the proposed amendment and directing that it be submitted to a vote at a meeting of stockholders, except that the proposed amendment need not be adopted by the board of directors and may be directly submitted to any annual or special meeting of stockholders. All amendments to a corporation's articles of incorporation must be approved by stockholders holding a majority of the outstanding shares, unless a greater proportion is specified in the articles of incorporation. Under Delaware law, all amendments to a corporation's certificate of incorporation require adoption by the board of directors and the approval of stockholders holding a majority of the outstanding shares of the corporation unless a greater proportion is specified in the certificate of incorporation.

     Provisions Affecting Acquisitions and Business Combinations. Missouri law provides for two anti-takeover provisions, in the form of a "fair price" provision and a "control share acquisition" provision. The "fair price" statute restricts certain business combinations (e.g., mergers and dispositions of assets of a corporation or any subsidiary having an aggregate market value of 10% or more of the total market value of the corporation's outstanding stock) between a corporation and an interested stockholder (e.g., a beneficial owner of 20% or more of the outstanding shares of a corporation). The fair price statute generally precludes a corporation from engaging in any business combination with an interested stockholder within five years after the acquisition pursuant to which the stockholder became an interested stockholder, unless either (i) the business combination or the acquisition pursuant to which the interested stockholder became interested was approved by the board of directors before the acquisition, (ii) the business combination is approved by the affirmative vote of the holders of a majority of the outstanding shares excluding those shares beneficially owned by the interested stockholder or his affiliates or associates at a meeting called for that purpose at least five years after the acquisition pursuant to which the interest stockholder became interested, or (iii) certain minimum price criteria are satisfied.

     The "control share acquisition" statute precludes any person who acquires voting shares in a corporation in excess of specified thresholds of voting power in the corporation (i.e., 20%, 33-1/3%, and over 50%) from voting the shares held in excess of the applicable threshold, except to the extent voting rights for such shares are granted by resolution approved by the corporation's stockholders. The resolution must be approved by (i) a majority of all outstanding shares entitled to be cast voting by class if so required, and (ii) a majority of all votes shares entitled to be cast voting by class if so required, excluding all interested shares. Interested shares include those over which the acquiring person, any officer of the corporation, and any employee of the corporation who is also a director may exercise or direct the power to vote.

     Delaware has a business combination statute that provides that any person who acquires 15% or more of a corporation's voting stock (thereby becoming an "interested stockholder") may not engage in certain "business combinations" with the target corporation for a period of three years following the time the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to that acquisition time, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation's voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

     For purposes of determining whether a person is the "owner" of 15% or more of a corporation's voting stock for purposes of this provision, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock. A business combination is also defined broadly to include (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries,
(iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested stockholder, and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

     These restrictions placed on interested stockholders do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by these restrictions or (ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by these restrictions, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption.

     Mergers, Acquisitions and Other Transactions. Under Missouri law, a merger, consolidation, sale of all or substantially all of a corporation's assets other than in the regular course of business, or dissolution of a public corporation must be approved by the affirmative vote of a majority of directors when a quorum is present, and by two-thirds of all votes entitled to be cast, unless a greater proportion is specified in the articles of incorporation. Under Delaware law, a merger, consolidation, sale of all or substantially all of a corporation's assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote.

     Election of Directors. Under Missouri law, all matters, including the election of directors, are determined by a majority of shares entitled to vote and represented in person or by proxy, unless a larger vote is required by law or by the articles or bylaws of the corporation. Under Delaware law, directors are elected by a plurality of the votes of the shares present in person or represented by proxy.

     Action Without a Meeting. Under Missouri law, stockholder action may be taken without a meeting if written consents setting forth such action are signed by all holders of outstanding shares entitled to vote. Delaware law authorizes stockholder action without a meeting if consents are received from holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take such action at a meeting at which shares entitled to vote thereon were present and voted. The Company's bylaws do not contain any provision regarding stockholders ability to take action without a meeting. Although Pulaski-Missouri's bylaws provide stockholders the ability to act by written consent, because such a consent must be signed by all holders of outstanding shares entitled to vote on the action, it is highly unlikely that any stockholder action would be taken by written consent.

     Appraisal or Dissenters' Rights. Under Missouri law a stockholder is entitled to dissent from and, upon perfection of his or her appraisal right, to obtain fair value of his or her shares in the event of certain corporate actions, including certain mergers, consolidations, share exchanges, sales of substantially all assets of the corporation.

     Under Delaware law, appraisal rights are available only in connection with certain mergers or consolidations, unless otherwise provided in the corporation's certificate of incorporation. Even if those mergers or consolidations occur, unless the certificate of incorporation otherwise provides, Delaware law does not provide appraisal rights if the shares of the target corporation are (1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (2) held of record by more than 2,000 stockholders. Further, appraisal rights are not available if the consideration to be received consists solely of either the shares of the surviving corporation or any other corporation the shares of which are listed on a national securities exchange or held of record by more than 2,000 stockholders. Additionally, appraisal rights are not available for any shares of stock of a corporation surviving the merger if its stockholders did not vote on the merger. Because the Company is listed on the Nasdaq National Market, stockholders would not have statutory appraisal rights under Delaware law in such mergers.

     Filing Fees. Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $150,000, based on an equation consisting of the number of shares authorized and the net assets of the corporation. The Company is subject to an annual fee of approximately $15,000. Missouri charges corporations incorporated in Missouri nominal annual corporate license renewal fees, a franchise tax fee based on the net assets of the Company. The Company expects to be subject to a franchise tax of approximately $1,500.

Federal Income Tax Consequences

     In connection with the Reincorporation, Muldoon Murphy & Faucette LLP, counsel to the Company, will issue an opinion to the effect that, for federal income tax purposes:

     1. The merger of the Company with and into Pulaski-Missouri will qualify as a reorganization under section 368(a)(1) of the Internal Revenue Code of 1986, as amended;

     2.   The Company will recognize no gain or loss as a result of the merger;

     3. A stockholder of the Company will recognize no gain or loss upon the deemed exchange of shares of Company common stock for shares of Pulaski-Missouri common stock;

     4. The aggregate basis of the shares of Pulaski-Missouri common stock deemed received by a stockholder as a result of the merger will equal the aggregate basis of the shares of Company common stock deemed exchanged therefore; and

     5. The holding period of the shares of Pulaski-Missouri common stock deemed received by a stockholder in the merger will include the holding period of the shares of Company common stock deemed exchanged therefore, provided that such Company common stock is held as a capital asset by the stockholder at the Effective Time.

     The opinion of Muldoon Murphy & Faucette LLP is subject to certain assumptions and qualifications and will be based upon the accuracy of certain representations contained in the officers' certificates delivered to Muldoon Murphy & Faucette LLP by the parties to the Reincorporation in connection with the delivery of the tax opinion by Muldoon Murphy & Faucette LLP. No ruling from the IRS will be applied for with respect to the federal income tax consequences of the Reincorporation. Thus, there can be no assurance that the IRS will agree with the conclusions set forth herein regarding the federal income tax consequences of the Reincorporation.

     The federal income tax discussion set forth above is based upon current law. Although this discussion is intended to cover the material federal income tax consequences of the Reincorporation, it may not address issues that are material to a stockholder because of his or her particular tax situation. It does not address foreign, state or local tax consequences. Stockholders may wish to consult with a tax advisor concerning the specific tax consequences of the Reincorporation, including the applicability and effect of federal, state, local and other tax laws.

     The Board of Directors believes that the Reincorporation of the Company from Delaware to Missouri is in the best interests of the Company and its stockholders and, consequently, recommends a vote "FOR" approval of the Reincorporation.

                        Proposal 3 - Independent Auditors

     Prior to fiscal year ended September 30, 2000, the Company's consolidated financial statements were audited by Deloitte & Touche LLP. On December 20, 2000, the Company dismissed the former accountants and engaged Ernst & Young LLP, which continues as the independent auditors of the Company. The decision to change auditors was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors on December 20, 2000.

     For the fiscal year ended September 30, 2000 and up to the date of the replacement of the Company's former accountant, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The independent auditor's report on the consolidated financial statements for the fiscal year ended September 30, 2000 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     The Board of Directors has appointed Ernst & Young LLP to be its independent auditors for the 2003 fiscal year, subject to ratification by stockholders. A representative of Ernst & Young LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the auditors is not accepted by a majority of the votes present, in person or represented by proxy, at the annual meeting, other independent auditors will be considered by the Board of Directors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of auditors.

     The following table sets forth the fees billed to the Company for the fiscal year ending September 30, 2002 by Ernst & Young LLP:

              Audit Fees ...............................  $55,000

              Financial information and systems
               design and implementation fees ..........       --

              All other fees* ..........................   16,000

          -------------------
          * Includes fees for tax-related services.

     The Audit Committee believes that the provision of non-audit services by Ernst & Young LLP are compatible with maintaining Ernst & Young LLP's independence.

                             Audit Committee Report

     The Audit Committee of the Board of Directors is responsible for developing and monitoring the Company's audit program. Additionally, the Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee also receives and reviews the reports and findings and other information presented to them by the Company's officers regarding financial reporting and practices. The Audit Committee is comprised of three directors, each of whom is independent under the National Association of Securities Dealers' listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

     The Audit Committee reviewed and discussed the annual financial statements with management and the independent auditors. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the auditors concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the auditors the contents of such materials, the auditors' independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended September 30, 2002 for filing with the Securities and Exchange Commission.

     The Audit Committee's responsibility is to monitor and review the Company's financial reporting process, including its system of internal controls and the preparation of consolidated financial statements. It is not the duty or the responsibility of the Audit Committee to conduct auditing or accounting reviews. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

                                E. Douglas Britt
                                 Robert A. Ebel
                                Timothy K. Reeves

                                  Miscellaneous

     The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

     The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on December 6, 2002. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

     A copy of the Company's Form 10_K for the fiscal year ended September 30, 2002 as filed with the Securities and Exchange Commission, will be furnished without charge to all persons who were stockholders as of the close of business on December 6, 2002 upon written request to Christine A. Munro, Corporate Secretary, Pulaski Financial Corp., 12300 Olive Boulevard, St. Louis, Missouri 63141.

                      Stockholder Proposals and Nominations

     Proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than August 29, 2003. If next year's annual meeting is held on a date more than 30 calendar days from January 29, 2004, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

     The Company's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days before the date of the meeting; provided that if less than 31 days' notice of the meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Christine A. Munro
                                              Corporate Secretary

St. Louis, Missouri
December 27, 2002

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER
                                     BETWEEN
                                PFC MERGER CORP.
                                       AND
                             PULASKI FINANCIAL CORP.

     This Agreement and Plan of Merger (this "Agreement") is entered into this ____ day of December 2002, by and between PFC Merger Corp., a Missouri corporation (the "Surviving Corporation"), and Pulaski Financial Corp., a Delaware corporation ("Pulaski Financial"). The Surviving Corporation and Pulaski Financial are sometimes referred to jointly as the "Constituent Corporations."

                                    RECITALS

     A. Each of the Constituent Corporations is a corporation organized and existing under the laws of its respective state as indicated in the first paragraph of this Agreement.

     B. The directors of each of the Constituent Corporations have deemed it advisable for the mutual benefit of the Constituent Corporations and their respective shareholders that Pulaski Financial be merged into the Surviving Corporation pursuant to the provisions of the Missouri General and Business Corporation Law and the Delaware General Corporation Law (the "Merger").

                                    AGREEMENT

     NOW, THEREFORE, in accordance with the laws of the states of Missouri and Delaware, the Constituent Corporations agree that, subject to the following terms and conditions, (i) Pulaski Financial shall be merged into the Surviving Corporation, (ii) the Surviving Corporation shall continue to be governed by the laws of the State of Missouri, and (iii) the terms of the Merger, and the mode of carrying them into effect, shall be as follows:

     (1) ARTICLES OF SURVIVING CORPORATION; NAME OF SURVIVING CORPORATION

     The Articles of Incorporation of the Surviving Corporation as in effect prior to the Effective Time of the Merger shall constitute the "Articles" of the Surviving Corporation, except that from and after the Effective Time, Section
1.1 of the Articles of Incorporation of the Surviving Corporation shall be amended to read as follows:

     "The name of the Corporation is Pulaski Financial Corp."

     2.   APPOINTMENT OF AGENT FOR SERVICE OF PROCESS

     Pursuant to Section 252(d) of the Delaware General Corporation Law, the Surviving Corporation irrevocably appoints the Delaware Secretary of State to accept service of process in any proceeding to enforce against the Surviving Corporation any obligation of any Constituent Corporation as well as for enforcement of any obligation of the Surviving Corporation arising from the Merger. The Delaware Secretary of State shall mail a copy of such process to Pulaski Financial Corp., 12300 Olive Boulevard, St. Louis, Missouri 63141.

     (3)  CONVERSION OF SHARES

          3.1. PULASKI FINANCIAL SHARES. At the Effective Time of the Merger each outstanding share of the common stock of Pulaski Financial shall automatically convert to one share of common stock of PFC Merger Corp. It will not be necessary for stockholders of Pulaski Financial to exchange their existing stock certificates for stock certificates of the Surviving Corporation.

          3.2. SURVIVING CORPORATION SHARES. At the Effective Time of the Merger each outstanding share of the common stock of the Surviving Corporation shall be automatically canceled and returned to the status of authorized but unissued shares.

     (4)  BYLAWS

     The Bylaws of the Surviving Corporation shall be the governing Bylaws.

     (5)  EFFECT OF THE MERGER

     The effect of the Merger shall be as provided by the applicable provisions of the laws of Missouri and Delaware. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time of the Merger: the separate existence of Pulaski Financial shall cease; the Surviving Corporation shall possess all assets and property of every description, and every interest therein, wherever located, and the rights, privileges, immunities, powers, franchises and authority, of a public as well as a private nature, of each of the Constituent Corporations; all obligations belonging to or due either of the Constituent Corporations shall be vested in, and become the obligations of, the Surviving Corporation without further act or deed; title to any real estate or any interest therein shall not revert or in any way be impaired by reason of the Merger; all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired; and the Surviving Corporation shall be liable for all the obligations of the Constituent Corporations and any claim existing, or action or proceeding pending, by or against either of the Constituent Corporations may be prosecuted to judgment with right of appeal, as if the Merger had not taken place. If at any time after the Effective Time of the Merger the Surviving Corporation shall consider it to be advisable that any further conveyances, agreements, documents, instruments and assurances of law or any other things are necessary or desirable to vest, perfect, confirm or record in the Surviving Corporation the title to any property, rights, privileges, powers and franchises of the Constituent

Corporations or otherwise to carry out the provisions of this Agreement, the proper directors and officers of the Constituent Corporation last in office shall execute and deliver, upon the Surviving Corporation's request, any and all proper conveyances, agreements, documents, instruments and assurances of law, and do all things necessary or proper to vest, perfect or confirm title to such property, rights, privileges, powers and title to such property, rights, privileges, powers and franchises in the Surviving Corporation, and otherwise to carry out the provisions of this Agreement.

     (6)  EFFECTIVE TIME OF THE MERGER

     As used in this Agreement, the "Effective Time of the Merger" shall mean the time at which executed counterparts of this Agreement or conformed copies thereof, together with duly executed Certificates or Articles of Merger have been duly filed by the Constituent Corporations in the office of the Missouri Secretary of State pursuant to Section 351.435 of the Missouri General and Business Corporation Law and the Office of the Delaware Secretary of State pursuant to Section 252 of the Delaware General Corporation Law or at such time thereafter as is provided in such Certificates or Articles of Merger.

     (7)  TERMINATION

     This Agreement may be terminated and the Merger abandoned by mutual consent of the directors of the Constituent Corporations at any time prior to the Effective Time of the Merger.

     (8)  NO THIRD-PARTY BENEFICIARIES

     Except as otherwise specifically provided herein, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, firm or corporation, other than the Constituent Corporations and their respective shareholders, any rights or remedies under or by reason of this Agreement.

                                      * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Plan and Agreement of Merger to be executed as of the date first above written.

                                            PFC MERGER CORP.



                                            By: ________________________________
                                                William A. Donius, President



ATTEST: ______________________________
        Christine A. Munro, Secretary

                                            PULASKI FINANCIAL CORP.



                                            By: ________________________________
                                                William A. Donius, President



ATTEST: ____________________________
        Christine A. Munro, Secretary

                                                                       EXHIBIT B

                            ARTICLES OF INCORPORATION

                                       OF

                                PFC MERGER CORP.

                           ARTICLE I - CORPORATE TITLE

         1.1      The name of the Corporation is PFC Merger Corp.

                    ARTICLE II - REGISTERED OFFICE AND AGENT

         2.1 The address, including street and number, of the Corporation's initial registered office in this State is: 12300 Olive Boulevard, St. Louis, Missouri 63141; and the name of its initial registered agent at such address is:
William A. Donius.

                           ARTICLE III - CAPITAL STOCK

         3.1 The Corporation shall have authority to issue the following shares:

                  (a) Nine million (9,000,000) shares shall be voting common stock with a par value of $.01 per share ("Common Stock"); and

                  (b) One million (1,000,000) shares shall be preferred stock with a par value of $.01 per share ("Preferred Stock").

                         (i)   The board of directors, by adoption of an
authorizing resolution, may cause Preferred Stock to be issued from time to time in one or more series.

                         (ii)  The board of directors, by adoption of an
authorizing resolution, may with regard to the shares of any series of Preferred
Stock:

                               (A)   Fix the distinctive serial designation of
the shares;

                               (B)   Fix the dividend rate, if any;

                               (C)   Fix the date from which dividends on shares
issued before the date for payment of the first dividend shall be cumulative, if any;

                               (D)   Fix the redemption price and terms of
redemption, if any;

                               (E)   Fix the amounts payable per share in the
event of dissolution or liquidation of the Corporation, if any;

                               (F)   Fix the terms and amounts of any sinking
fund to be used for the purchase or redemption of shares, if any;

                               (G)   Fix the terms and conditions, if any, under
which the shares may be converted into, or exchanged for, shares of any other class or series;

                               (H)   Provide whether such shares shall have
voting powers, full or limited, or no voting powers, and the rights, if any, of such shares to vote as a class on some or all matters on which such shares may be entitled to vote; and

                               (I)   Fix such other designations, preferences,
and relative, participating, optional or other special rights, qualifications, limitations or restrictions not required by law.

         3.2      (a)    Notwithstanding any other provision of these Articles
of Incorporation, in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who, as of any record date for the determination of shareholders entitled to vote on any matter, beneficially owns in excess of 10% of the then-outstanding shares of Common Stock (the "Limit"), be entitled, or permitted to any vote in respect of the shares held in excess of the Limit, unless a majority of the Whole Board shall have by resolution granted in advance such entitlement or permission. The number of votes which may be cast by any record owner by virtue of the provisions hereof in respect of Common Stock beneficially owned by such person owning shares in excess of the Limit shall be a number equal to the total number of votes which a single record owner of all Common Stock owned by such person would be entitled to cast, multiplied by a fraction, the numerator of which is the number of shares of such class or series which are both beneficially owned by such person and owned of record by such record owner and the denominator of which is the total number of shares of Common Stock beneficially owned by such person owning shares in excess of the Limit.

                  (b)    The following definitions shall apply to this Section
3.2 of this Article III.

                         (i)   "Affiliate" shall have the meaning ascribed to it
in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on the date of filing of these Articles of Incorporation.

                         (ii)  "Beneficial ownership" shall be determined
pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 (or any successor rule or statutory provision), or, if said Rule 13d-3 shall be rescinded and there shall be no successor rule or provision thereto, pursuant to said Rule 13d-3 as in effect on the date of filing of these Articles of Incorporation; provided, however, that a person shall, in any event, also be deemed the "beneficial owner" of any Common Stock:

                               (A)   which such person or any of its affiliates
beneficially owns, directly or indirectly; or

                               (B)   which such person or any of its affiliates
has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of an agreement, contract, or other arrangement with this Corporation to effect any transaction which is described in any one or more of clauses (i) through (viii) of Section 10.1 of Article X or upon the exercise of conversion rights, exchange rights, warrants, or options or otherwise, or
(ii) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of a revocable proxy granted for a particular meeting of shareholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such person nor any such affiliate is otherwise deemed the beneficial owner); or

                               (C)   which are beneficially owned, directly or
indirectly, by any other person with which such first mentioned person or any of its affiliates acts as a partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of this Corporation; and provided further, however, that (i) no director or officer of
                 -------------------------
this Corporation (or any affiliate of any such director or officer) shall, solely by reason of any or all of such directors of officers acting in their capacities as such, be deemed, for any purposes hereof, to beneficially own any Common Stock beneficially owned by any other such director or officer (or any affiliate thereof), and (ii) neither any employee stock ownership or similar plan of this Corporation or any subsidiary of this Corporation, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for any purposes hereof, to beneficially own any Common Stock held under any such plan. For purposes of computing the percentage beneficial ownership of Common Stock of a person, the outstanding Common Stock shall include shares deemed owned by such person through application of this subsection but shall not include any other Common Stock which may be issuable by this Corporation pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise. For all other purposes, the outstanding Common Stock shall include only Common Stock then outstanding and shall not include any Common Stock which may be issuable by this Corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise.

                         (iii) A "person" shall mean any individual, firm,
corporation, or other entity.

                         (iv)  "Whole Board" shall mean the total number of
directors which the Corporation would have if there were no vacancies on the board of directors.

                  (c) The board of directors shall have the power to construe and apply the provisions of this Section and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (i) the number of shares of Common Stock beneficially owned by any person, (ii) whether a person is an affiliate of another, (iii) whether a person has an agreement, arrangement, or understanding with another as to the matters referred to in the definition of beneficial ownership, (iv) the application of any other definition or operative provision of the Section to the given facts, or (v) any other matter relating to the applicability or effect of this Section.

                  (d) The board of directors shall have the right to demand that any person who is reasonably believed to beneficially own Common Stock in excess of the Limit (or holds of record Common Stock beneficially owned by any person in excess of the Limit) supply the Corporation with complete information as to (i) the record owner(s) of all shares beneficially owned by such person who is reasonably believed to own shares in excess of the Limit, and (ii) any other factual matter relating to the applicability or effect of this section as may reasonably be required of such person.

                  (e) Except as otherwise provided by law or expressly provided in this Section 3.2, the presence, in person or by proxy, of the holders of record of shares of capital stock of the Corporation entitling the holders thereof to cast a majority of the votes (after giving effect, if required, to the provisions of this Section 3.2) entitled to be cast by the holders of shares of capital stock of the Corporation entitled to vote shall constitute a quorum at all meetings of the shareholders, and every reference in these Articles of Incorporation to a majority or other proportion of capital stock (or the holders thereof) for purposes of determining any quorum requirement or any requirement for shareholder consent or approval shall be deemed to refer to such majority or other proportion of the votes (or the holders thereof) then entitled to be cast in respect of such capital stock.

                  (f) Any constructions, applications, or determinations made by the board of directors pursuant to this Section in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its shareholders.

                  (g)    In the event any provision (or portion thereof) of this
Section 3.2 shall be found to be invalid, prohibited or unenforceable for any reason, the remaining provisions (or portions thereof) of this Section shall remain in full force and effect, and shall be construed as if such invalid, prohibited or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of this Corporation and its shareholders that each such remaining provision (or portion thereof) of this
Section 3.2 remain, to the fullest extent permitted by law, applicable and enforceable as to all shareholders, including shareholders owning an amount of stock over the Limit, notwithstanding any such finding.

                  (h) Notwithstanding any other provisions of these Articles of Incorporation or any provision of law which might otherwise provide for lesser vote or no vote, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then-outstanding shares of the capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal this Section 3.2 of Article III.

         3.3 There shall be no right to cumulative voting in the election of directors.

                         ARTICLE IV - PREEMPTIVE RIGHTS

         4.1 No holder of shares of any class of stock of the Corporation, either now or hereafter authorized or issued, shall have any preemptive or preferential right of subscription to any shares of any class of stock of the Corporation, either now or hereafter authorized, or to any securities convertible into stock of any class of the Corporation, issued or sold, nor any right of subscription to any such security, other than such, if any, as the board of directors in its discretion may from time to time determine and at such prices as the board of directors may from time to time fix, pursuant to the authority conferred by these Articles of Incorporation.

                            ARTICLE V - INCORPORATOR

         5.1      The name and place of residence of the incorporator is:
William A. Donius, _______________, __________, Missouri _________.

                             ARTICLE VI - DIRECTORS

         6.1 The number of directors to constitute the initial board of directors shall be six (6); provided, however, that such number may be fixed,
                            -----------------
from time to time, at not less than five (5) nor more than fifteen (15), by, or in the manner provided in, the Bylaws of the Corporation, and any such change shall be reported in writing to the Secretary of State of the State of Missouri within thirty (30) calendar days of such change. The directors shall be divided into three classes: Class I, Class II and Class III. The number of directors in any such class shall not exceed the number of directors in any other class by more than one (1). The term of office of the initial Class I directors shall expire at the annual meeting of shareholders of the Corporation in 2004; the term of office of the initial Class II directors shall expire at the annual meeting of shareholders of the Corporation in 2005; and the term of office of the initial Class III directors shall expire at the annual meeting of shareholders of the Corporation in 2006; or in each case thereafter until their respective successors are duly elected and qualified. At each annual election held after 2003, the directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the directors they succeed and shall be elected for a term of three (3) years expiring at the third succeeding annual shareholder meeting or thereafter until their respective successors are duly elected and qualified. If the number of directors is changed, any increase or decrease in the number of directors shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further, that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action.

         Whenever the holders of any one or more series of Preferred Stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall consist of said directors so elected in addition to the number of directors fixed as provided above in this Article VI. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of Preferred Stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director or directors expire at the next succeeding annual meeting of shareholders.

         6.2 Any vacancy on the board of directors (whether such vacancy is caused by death, resignation, or removal for cause or is the result of an increase in the number of directors) shall be filled by a vote of two-thirds of the directors then in office. Any director elected to fill a vacancy in any class (whether such vacancy is caused by death, resignation, or removal with cause, or is the result of an increase in the number of directors in such class) shall hold office for a term which shall expire at the annual meeting of shareholders at which the term of the class to which the director has been chosen expires.

         6.3 At a meeting called expressly for that purpose, the entire board of directors, or any individual director or directors, may be removed, but only for cause, and only upon the affirmative vote of the holders of at least eighty percent (80%) of the total votes to which all of the shares then entitled to vote at a meeting of shareholders called for an election of directors are entitled. Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Section 6.3 shall not apply with respect to the director or directors elected by such holders of Preferred Stock.

         6.4 In addition to any affirmative vote required by law or otherwise, any amendment, alteration, change or repeal of the provisions of this Article VI shall require the affirmative vote of the holders of at least eighty percent (80%) of the total votes to which all of the shares then entitled to vote at a meeting of shareholders called for an election of directors are entitled.

         6.5 The persons to constitute the initial board of directors of the Corporation are:

               (a)  Class I directors (term to expire in 2004):

                    (i)   Thomas F. Hack
                    (ii)  Dr. Edward J. Howenstein

          (b)  Class II directors (term to expire in 2005):

               (i)  William A. Donius
               (ii) Robert A. Ebel

          (c)  Class III directors (term to expire in 2006):

               (i)  E. Douglas Britt
               (ii) Timothy K. Reeves

                             ARTICLE VII - DURATION

     7.1  The duration of the Corporation is perpetual.


                        ARTICLE VIII - PURPOSE AND POWERS

     8.1  The Corporation is formed for the following purposes:

          (a) To conduct business as a thrift holding company and to provide financial services through subsidiary corporations;

          (b) To own, hold, rent, lease, operate, manage, hypothecate, sell and convey such real and personal property as may be useful and desirable in the operation of the Corporation's business; and

          (c) To possess and enjoy all rights, powers and privileges as are granted to corporations under the General and Business Corporation Law of the State of Missouri.

                          ARTICLE IX - INDEMNIFICATION

     9.1 The Corporation shall and does hereby indemnify any person who is or was a director or executive officer of the Corporation or any subsidiary against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and reasonably incurred by such person in connection with any threatened, pending or completed civil, criminal, administrative or investigative action, suit, proceeding or claim (including any action by or in the right of the Corporation or a subsidiary) by reason of the fact that such person is or was serving in such capacity to the fullest extent permitted by the General and Business Corporation Law of Missouri.

     9.2 The Corporation may, to the extent that the board of directors deems appropriate and as set forth in a Bylaw or authorizing resolution, indemnify any person who is or was a non-executive officer, or employee or agent of the Corporation or any subsidiary or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including an employee benefit plan) against any and all expenses (including attorneys' fees), judgements, fines and amounts paid in settlement and reasonably incurred by such person in connection with any threatened, pending or completed civil, criminal, administrative or investigative action, suit, proceeding or claim (including an action by or in the right of the Corporation or a subsidiary) by reason of the fact that such person is or was serving in such capacity to the fullest extent permitted by the General and Business Corporation Law of Missouri.

     9.3 The Corporation may, to the extent that the board of directors deems appropriate, make advances of expenses, including attorneys' fees, incurred prior to the final disposition of a civil, criminal, administrative or investigative action, suit, proceeding or claim (including an action by or in the right of the Corporation or a subsidiary) to any person to whom indemnification is or may be available under this Article IX; provided, however,
                                                              --------- --------
that prior to making any advances, the Corporation shall receive a written undertaking by or on behalf of such person to repay such amounts advanced in the event that it shall be ultimately determined that such person is not entitled to such indemnification.

     9.4 The indemnification and other rights provided by this Article IX shall not be deemed exclusive of any other rights to which a person to whom indemnification is or otherwise may be available (under these Articles of Incorporation or the Bylaws or any agreement or vote of shareholders or disinterested directors or otherwise), may be entitled. The Corporation is authorized to purchase and maintain insurance on behalf of the Corporation or any person to whom indemnification is or may be available against any liability asserted against such person in, or arising out of, such person's status as director, officer, employee or agent of the Corporation, any of its subsidiaries or another corporation, partnership, joint venture, trust or other enterprise (including an employee benefit plan) which such person is serving at the request of the Corporation.

     9.5 Each person to whom indemnification is granted under this Article IX is entitled to rely upon the indemnification and other rights granted hereby as a contract with the Corporation and such person and such person's heirs, executors, administrators and estate shall be entitled to enforce against the Corporation all indemnification and other rights granted to such person by Sections 9.1 and 9.3 and this Article IX. The indemnification and other rights granted by Sections 9.1 and 9.3 and this Section 9.5 shall survive amendment, modification or repeal of this Article IX, and no such amendment, modification or repeal shall act to reduce, terminate or otherwise adversely affect the rights to indemnification granted hereby, with respect to any expenses, judgments, fines and amounts paid in settlement incurred by a person to whom indemnification is granted under this Article IX with respect to an action, suit, proceeding or claim that arises out of acts or omissions of such person that occurred prior to the effective date of such amendment, modification or repeal.

     Any indemnification granted by the board of directors pursuant this Article IX shall inure to the person to whom the indemnification is granted and such person's heirs, executors, administrators and estate; provided, however, that
                                                      --------- --------
such indemnification may be changed, modified or repealed, at any time or from time to time, at the discretion of the board of directors, and the survival of such indemnification shall be in accordance with terms determined by the board of directors.

     9.6 For the purposes of this Article IX, "subsidiary" shall mean any corporation, partnership, joint venture, trust or other enterprise of which a majority of the voting power, equity or ownership interest is directly or indirectly owned by the Corporation.

                    ARTICLE X - CERTAIN BUSINESS COMBINATIONS

     10.1 (a) Except as otherwise expressly provided in this Article X, the affirmative vote of the holders of (i) at least 80% of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately, the affirmative vote of the holders of at least 80% of the outstanding shares of each such class or series), and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person (as hereinafter defined), shall be required in order to authorize any of the following:

               (i) any merger or consolidation of the Corporation with or into a Related Person;

               (ii) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage, or any other security device, of all or any Substantial Part (as hereinafter defined) of the assets of the Corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person;

               (iii) any merger or consolidation of a Related Person with or into the Corporation or a subsidiary of the Corporation;

               (iv) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Related Person to the Corporation or a subsidiary of the Corporation;

               (v) the issuance of any securities of the Corporation or a subsidiary of the Corporation to a Related Person;

               (vi) the acquisition by the Corporation or a subsidiary of the Corporation of any securities of a Related Person;

               (vii) any reclassification of the Common Stock of the Corporation, or any recapitalization involving the Common Stock of the Corporation; and

               (viii) any agreement, contract or other arrangement providing for any of the transactions described in this Article.

               (b) Such affirmative vote shall be required notwithstanding any other provision of these Articles of Incorporation, any provision of law, or any agreement with any regulatory agency or national securities exchange which might otherwise permit a lesser vote or no vote.

               (c) The term "Business Combination" as used in this Article X shall mean any transaction which is referred to in any one or more of subparagraphs 10.1(a)(i) through (viii) above.

          10.2 The provisions of paragraph 10.1 shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by any other provision of these Articles of Incorporation, any provision of law, or any agreement with any regulatory agency or national securities exchange, if the Business Combination shall have been approved by a two-thirds vote of the Continuing Directors (as hereinafter defined); provided, however, that such approval shall only be effective if obtained at a meeting at which a Continuing Director Quorum (as hereinafter defined) is present.

          10.3 For the purposes of this Article X the following definitions apply:

               (a) The term "Related Person" shall mean and include (a) any individual, corporation, partnership or other person or entity which together with its "affiliates" (as that term is defined in Rule 12b_2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended), "beneficially owns" (as that term is defined in Rule 13d_3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended) in the aggregate 10% or more of the outstanding shares of the Common Stock of the Corporation; and (b) any "affiliate" (as that term is defined in Rule 12b_2 under the Securities Exchange Act of 1934, as amended) of any such individual, corporation, partnership or other person or entity. Without limitation, any shares of the common stock of the Corporation which any Related Person has the right to acquire pursuant to any agreement, or upon exercise or conversion rights, warrants or options, or otherwise, shall be deemed "beneficially owned" by such Related Person.

               (b) The term "Substantial Part" shall mean more than 25% of the total assets of the Corporation, as of the end of its most recent fiscal year ending prior to the time the determination is made.

               (c) The term "Continuing Director" shall mean any member of the board of directors of the Corporation who is unaffiliated with the Related Person and was a member of the board prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with the Related Person and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the board.

               (d) The term "Continuing Director Quorum" shall mean two-thirds of the Continuing Directors capable of exercising the powers conferred on them.

          10.4 Notwithstanding any other provisions of these Articles of Incorporation or any provision of law which might otherwise provide for lesser vote or no vote, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then-outstanding shares of the capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal this Article X.

         ARTICLE XI - AMENDMENT OF ARTICLES OF INCORPORATION AND BYLAWS

     11.1 Except as otherwise specifically set forth in these Articles of Incorporation, the Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, and amendments to the Articles of Incorporation shall be made in the manner prescribed by the General and Business Corporation Law of Missouri.

     11.2 The power to make, alter, amend, or repeal the Bylaws of the Corporation shall be vested exclusively in the board of directors, unless otherwise provided in such Bylaws.

               ARTICLE XII - FURTHER POWERS OF BOARD OF DIRECTORS

     12.1 The board of directors shall have and exercise such further powers as are provided to it under present or future laws of the State of Missouri.

               ARTICLE XIII - ELIMINATION OF DIRECTORS' LIABILITY

     13.1 A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except: (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in subjective good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 351.245 of the General and Business Corporation Law of Missouri, or (iv) for any transaction from which a director derived an improper personal benefit. If the General and Business Corporation Law of Missouri is amended after the date of filing of these Articles of Incorporation to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General and Business Corporation Law of Missouri, as so amended. Any repeal or modification of the foregoing paragraph by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

     IN WITNESS WHEREOF, these Articles of Incorporation have been signed this ___ day of November, 2002.




                                             _______________________________
                                             William A. Donius, Incorporator


STATE OF MISSOURI     )
                      )ss
COUNTY OF ____________)


         I, ________________, a notary public, do hereby certify that on the ____ day of November, 2002, William A. Donius personally appeared before me, who being by me first duly sworn, declared that he is the person who signed the foregoing document as incorporator and that the statements therein contained are true.




                                             ______________________________
                                             Notary Public

(NOTARIAL SEAL)

My commission expires _____________

                                                                       EXHIBIT C

                                     BYLAWS

                                       OF

                                PFC MERGER CORP.


                               ARTICLE I - OFFICES

     Section 1.01. Principal Office. The principal office of the Corporation in the State of Missouri shall be located at 12300 Olive Boulevard, St. Louis, Missouri 63141. The Corporation may have such other office(s), either within or without the State of Missouri, as the board of directors may designate or as the business of the Corporation may require from time to time.

     Section 1.02. Registered Office. The registered office of the Corporation required by the General and Business Corporation Law of Missouri to be maintained in the State of Missouri may be, but need not be, identical with its principal office in the State of Missouri, and the address of the registered office may be changed from time to time by the board of directors.


                            ARTICLE II - SHAREHOLDERS

     Section 2.01. Annual Meeting. The annual meeting of the shareholders shall be held on the fourth Wednesday in January of each year at the hour of 2:00 p.m., or at such other date and hour as shall be determined by the board of directors and stated in the notice of the meeting, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Missouri, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein for any annual meeting of the shareholders, or at any adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as conveniently may be arranged.

     Section 2.02. Special Meetings. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the board of directors at any time in their sole discretion. At any special meeting of shareholders, only such business shall be conducted as shall have been set forth in the notice of meeting sent in accordance with Section 2.04 of this Article II.

     Section 2.03. Place of Meeting. The board of directors may designate any place, either within or without the State of Missouri, as the place of meeting for any annual or special meeting of the shareholders. If no designation is made, the place of meeting shall be the registered office of the Corporation in the State of Missouri.

     Section 2.04. Notice of Meeting. Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall, unless otherwise prescribed by statute, be delivered not less then ten nor more than seventy days before the date of the meeting, by or at the direction of the President, or the Secretary, or the persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his or her address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. If a shareholder be present at a meeting, or in writing waives notice thereof before or after the meeting, notice of the meeting to such shareholder shall be unnecessary. When any shareholders' meeting, either annual or special, is adjourned for more than thirty days, notice of the adjourned meeting shall be given as in the case of an original meeting. It shall not be necessary to give any notice of the time and place of any meeting adjourned for thirty days or less or of the business to be transacted at such adjourned meeting, other than an announcement at the meeting at which such adjournment is taken.

     Section 2.05. Meetings. How Convened. Every meeting, for whatever purpose, of the shareholders of the Corporation shall be convened by the President, or the Secretary, or the persons calling the meeting by notice given as herein provided. Annual and special meetings shall be conducted in accordance with the rules and procedures established by the board of directors. The board of directors shall designate, when present, either the chairman of the board or the President to preside at such meetings.

     Section 2.06. Closing Transfer Books; Record Date. The board of directors shall have the power to close the transfer books of the Corporation for a period not exceeding seventy days preceding the date of any meeting of shareholders, or the date of payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares shall go into effect; provided, however, that in lieu of closing the stock transfer books, the board of directors may fix in advance a date, not exceeding seventy days preceding the date of any meeting of shareholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares shall go into effect, as a record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof, or to receive payment of the dividend, or to receive the allotment of rights, or to exercise the rights in respect of the change, conversion or exchange of shares. In such case, only the shareholders who are shareholders of record on the date of closing the transfer books, or on the record date so fixed, shall be entitled to notice of, and to vote at, the meeting and any adjournment thereof, or to receive payment of the dividend, or to receive the allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the date of closing of the transfer books or the record date fixed as aforesaid. If the board of directors does not close the transfer books or set a record date, only the shareholders who are shareholders of record at the close of business on the twentieth day preceding the date of the meeting shall be entitled to notice of, and to vote at, the meeting, and any adjournment of the meeting.

     Section 2.07. Voting Lists. The officer or agent having charge of the stock transfer book for shares of the Corporation shall make, at least ten days before each meeting of the shareholders, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten days prior to such meeting shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and subject to the inspection of any shareholder at any time during the meeting. The original share ledger or transfer books, or a duplicate thereof kept in the State of Missouri, shall be prima facia evidence as to who are the shareholders entitled to examine such list or share ledger or transfer book or to vote at any meeting of the shareholders.

     Section 2.08. Quorum. A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders. If less than a quorum is present, a majority of the shares so represented may adjourn the meeting until a specified date, not longer than ninety days after such adjournment, and no notice need be given of such adjournment to shareholders not present at the meeting. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     Section 2.09. Proxies. At all meetings of shareholders, a shareholder may vote in person or by proxy executed in writing by the shareholder or by the shareholder's duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy. A duly executed proxy shall be irrevocable only if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power of attorney. The interest with which it is coupled need not be an interest in the shares themselves. If any instrument of proxy designates two or more persons to act as proxy, in the absence of any provisions in the proxy to the contrary, the persons designated may represent and vote the shares in accordance with the vote or consent of the majority of the persons named as proxies. If only one such proxy is present, the proxy may vote all of the shares, and all the shares standing in the name of the principal or principals for whom such proxy acts shall be deemed represented for the purpose of obtaining a quorum. The foregoing provisions shall apply to the voting of shares by proxies for any two or more personal representatives, trustees or other fiduciaries, unless an instrument or order of court appointing them otherwise directs.

     Section 2.10. Voting of Shares. Each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of the shareholders.

     Section 2.11. Voting of Shares in the Name of Two or More Persons. When ownership of stock stands in the name of two or more persons, in the absence of written directions to the Corporation to the contrary, at any meeting of the shareholders of the Corporation any one or more of such shareholders may cast, in person or by proxy, all votes to which such ownership is entitled. In the event an attempt is made to cast conflicting votes, in person or by proxy, by the several persons in whose name shares of stock stand, the vote or votes to which these persons are entitled shall be cast as directed by a majority of those holding such stock and present in person or by proxy at such meeting, but no votes shall be cast for such stock if a majority cannot agree.

     Section 2.12. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.

     Shares standing in the name of a deceased person may be voted by his or her personal representative, either in person or by proxy. Shares standing in the name of a conservator or trustee may be voted by such fiduciary, either in person or by proxy, but no conservator or trustee shall be entitled as a fiduciary to vote shares held by him or her without a transfer of such shares into his or her name.

     Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his or her name if authority to do so be contained in an appropriate order of the court by which such receiver was appointed.

     A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledges, and thereafter the pledges shall be entitled to vote the shares so transferred.

     Neither treasury shares of its own stock held by the Corporation, nor shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting.

     Section 2.13. Shareholder Acting Without a Meeting. Any action required to be taken at a meeting of the shareholders, or any action which may be taken at a meeting of the shareholders, may be taken without a meeting if consents in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof. Such consents shall have the same force and effect as a unanimous vote of the shareholders at a meeting duly held. The Secretary of the Corporation shall file such consents with the minutes of the meetings of the shareholders.

     Section 2.14. Shareholders' Right to Examine Books and Records. The Corporation shall keep correct and complete books and records of account, including the amount of its assets and liabilities, minutes of the proceedings of its shareholders and board of directors, and the names and business or residence address of its officers; and it shall keep at its registered office or principal place of business in Missouri, or at the office of its transfer agent, if any, books and records in which shall be recorded the number of shares subscribed, the names of the owners of the shares, the numbers owned by them respectively, the amount of shares paid, and by whom, and the transfer of such shares with the date of transfer. Each shareholder may, upon written demand under oath stating the purpose thereof, during normal business hours, have access to the books of the Corporation, to examine the same for any proper purpose. The board of directors may, from time to time, further prescribe regulations with respect to any such examination.

     Section 2.15. Shares of Other Corporations. Shares of another corporation owned by or standing in the name of the Corporation may be voted by such person or persons as may be designated by the board of directors and in the absence of any such designation, the President shall have the power to vote such shares.

     Section 2.16. Notice of Shareholder Nominees. Only persons who are nominated in accordance with the procedures set forth in this Section 2.16 of
Article II shall be eligible for election as directors of the Corporation. Nominations of persons for election to the board of directors of the Corporation may be made at a meeting of shareholders (a) by or at the direction of the board of directors or (b) by any shareholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the procedures set forth in this Section 2.16 of Article II. All nominations by shareholders shall be made pursuant to timely notice in proper written form to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty days nor more than ninety days prior to the meeting; provided, however, that in the event that less than seventy days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To be in proper written form, such shareholder's notice shall set forth in writing (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations or proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such shareholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such shareholder. At the request of the board of directors, any person nominated for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the provisions of this Section 2.16 of Article II, and, if he or she should so determine, shall so declare to the meeting and the defective nomination shall be disregarded.

     Section 2.17. Procedures for Submission of Shareholder Proposals at Annual Meeting. At any annual meeting of the shareholders of the Corporation, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the board of directors or (ii) by any shareholder of the Corporation who complies with the procedures set forth in this Section 2.17 of
Article II. For business properly to be brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty days nor more than ninety days prior to the meeting; provided, however, that in the event that less than seventy days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. To be in proper written form, a shareholder's notice to the Secretary shall set forth in writing as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the shareholder and (d) any material interest of the shareholder in such business. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at an annual meeting, except in accordance with the procedures set forth in Section 2.17 of Article II. The chairman of a meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.17 of Article II, and, if he or she should so determine, shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

     Section 2.18. Inspectors of Election. In advance of any meeting of shareholders, the board of directors may appoint any persons who are not directors as inspectors of election to act at such meeting or any adjournment thereof. The number of inspectors shall be at least two. If inspectors of election are not so appointed, the chairman of the board or the President may make such appointment at the meeting. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors in advance of the meeting or at the meeting by the chairman of the board or the President.

                        ARTICLE III - BOARD OF DIRECTORS

     Section 3.01. General Powers. The property and business of the Corporation shall be controlled and managed by its board of directors.

     Section 3.02. Number, Term and Qualifications. The number of directors to constitute the board of directors may be fixed, from time to time, at not less than five (5) nor more than fifteen (15) by resolution of the board of directors adopted by a majority of the total number of the Corporation's directors. The directors shall be divided into three classes as more particularly set forth in the Articles of Incorporation of the Corporation. Each director shall hold office until his or her successor shall have been elected and qualified. Each director shall at all times be the beneficial owner of not less than 100 shares of capital stock of the Corporation.

     Section 3.03. Regular Meetings. A regular meeting of the board of directors shall be held without other notice than this Bylaw immediately after, and at the same place as, the annual meeting of shareholders. The board of directors may provide, by resolution, the time and place, either within or without the State of Missouri, for the holding of additional regular meetings without other notice than such resolution.

     Section 3.04. Special Meetings. A special meeting of the board of directors may be called by, or at the request of, the chairman of the board, the President or by one-third of the directors. The person or persons authorized to call such special meeting of the board of directors may fix any place, either within or without the State of Missouri, as the place for holding such special meeting.

     Section 3.05. Notice. Written notice of any special meeting shall be given to each director at least two days previous thereto delivered personally or by telecopier or telegram or at least five days previous thereto delivered by mail at the address at which the director is most likely to be reached. Such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid if mailed or when delivered by telecopier. Any director may waive notice of any meeting by a writing filed with the secretary. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

     Section 3.06. Quorum; Participation by Telephone. A majority of the full board of directors shall constitute a quorum for the transaction of business, but if less than a majority are present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. Members of the board of directors may participate in a meeting of the board of directors, whether regular or special, by means of conference telephone or similar communications equipment whereby all persons participating in the meeting can hear each other, and participation in a meeting in this manner shall constitute presence in person at the meeting.

     Section 3.07. Manner of Acting. The board of directors shall annually elect a chairman of the board from among its members who shall, when present, preside at meetings of the directors. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless the act of a different number is required by statute, the Articles of Incorporation or these Bylaws.

     Section 3.08. Action Without a Meeting. Any action that may be taken at a meeting of the board of directors may be taken without a meeting if consents in writing, setting forth the action so taken, are signed by all of the members of the board of directors. Such written consents shall be filed by the Secretary with the minutes of the proceedings of the board of directors and shall have the same force and effect as a unanimous vote at a meeting duly held.

     Section 3.09. Resignations. Any director may resign at any time by delivering written notice to the board of directors, the President or the Secretary of the Corporation. Any written notice delivered in person to the President or the Secretary shall be effective upon delivery, unless otherwise provided therein. Unless otherwise specified, acceptance of such resignation shall not be necessary to make it effective.

     Section 3.10. Compensation. By resolution of the board of directors, each director may be paid his or her expenses, if any, of attendance at each meeting of the board of directors or committee thereof, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the board of directors or committee thereof, or both. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

     Section 3.11. Presumption of Assent. A director of the Corporation who is present at a meeting of the board of directors at which action on any matter is taken shall be presumed to have assented to the action taken unless the director dissents or abstains at such meeting, and the fact of such dissent or abstention
(a) is entered in the minutes of the meeting, or (b) shall be filed by the director in writing with the person acting as secretary of the meeting before the adjournment thereof, or (c) shall have been recorded by the director and forwarded by registered mail to the Secretary of the Corporation promptly after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

     Section 3.12. Advisory Directors. The board of directors may by resolution appoint advisory directors or directors emeriti to the board, and such persons shall have such authority and receive such compensation and reimbursement as the board of directors shall provide. Advisory directors or directors emeriti shall not have the authority to participate by vote in the transaction of business.

                ARTICLE IV - COMMITTEES OF THE BOARD OF DIRECTORS

     Section 4.01. Appointment. The board of directors may, by resolution adopted by a majority of the full board, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the board of directors. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of any such committee.

     Section 4.02. Authority. Any such committee shall have all the authority of the board of directors, except to the extent, if any, that such authority shall be limited by the resolution appointing the committee; and except also that no committee shall have the authority of the board of directors with reference to: the declaration of dividends; the amendment of the charter or bylaws of the Corporation, or recommending to the shareholders a plan of merger, consolidation, or conversion; the sale, lease, or other disposition of all or substantially all of the property and assets of the Corporation otherwise than in the usual and regular course of its business; a voluntary dissolution of the Corporation; a revocation of any of the foregoing; the approval of a transaction in which any member of the committee, directly or indirectly, has any material beneficial interest; the filling of vacancies on the board of directors or in any committee; or the appointment of other committees of the board of directors or members thereof.

     Section 4.03. Tenure. Subject to the provisions of Section 8 of this
Article III, each member of a committee shall hold office until the next regular annual meeting of the board of directors following his or her designation and until a successor is designated as a member of the committee.

     Section 4.04. Meetings. Unless the board of directors shall otherwise provide, regular meetings of any committee appointed pursuant to this Article IV shall be at such times and places as are determined by the board of directors, or by any such committee. Special meetings of any such committee may be held at the principal executive office of the Corporation, or at any place which has been designated from time to time by resolution of such committee or by written consent of all members thereof, and may be called by any member thereof upon not less than one day's notice stating the place, date, and hour of the meeting, which notice shall been given in the manner provided for the giving of notice to members of the board of directors of the time and place of special meetings of the board of directors.

     Section 4.05. Quorum. A majority of the members of any committee shall constitute a quorum for the transaction of business at any meeting thereof.

     Section 4.06. Action Without a Meeting. Any action required or permitted to be taken by any committee at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the members of any such committee.

     Section 4.07. Resignations and Removal. Any member of any committee may be removed at any time with or without cause by resolution adopted by a majority of the full board of directors. Any member of any committee may resign from any such committee at any time by giving written notice to the president or secretary of the Corporation. Unless otherwise specified, such resignation shall take effect upon its receipt; the acceptance of such resignation shall not be necessary to make it effective.

     Section 4.08. Procedure. Unless the board of directors otherwise provides, each committee shall elect a presiding officer from its members and may fix its own rules of procedure which shall not be inconsistent with these bylaws. It shall keep regular minutes of its proceedings and report the same to the board of directors for its information at the meeting held next after the proceedings shall have occurred.


                              ARTICLE V - OFFICERS

     Section 5.01. Positions. The officers of the Corporation shall be a president, one or more vice presidents, a secretary and a treasurer, each of whom shall be elected by the board of directors. The board of directors may also designate the chairman of the board as an officer. The president shall be the chief executive officer unless the board of directors designates the chairman of the board as chief executive officer. The president shall be a director of the Corporation. The board of directors may designate one or more vice presidents as executive vice president or senior vice president. The board of directors may also elect or authorize the appointment of such other officers as the business of the Corporation may require. The officers shall have such authority and perform such duties as the board of directors may from time to time authorize or determine. In the absence of action by the board of directors, the officers shall have such powers and duties as generally pertain to their respective offices.

     Section 5.02. Election and Term of Office. The officers of the Corporation shall be elected annually by the board of directors at the first meeting of the board of directors held after each annual meeting of the shareholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as possible. Each officer shall hold office until his successor shall have been duly elected and qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. Election or appointment of an officer, employee or agent shall not of itself create contract rights. The board of directors may authorize the Corporation to enter into an employment contract with any officer in accordance with state law; but no such contract shall impair the right of the board of directors to remove any officer at any time in accordance with Section 5.03 of this Article V.

     Section 5.03. Removal. Any officer may be removed by vote of two_thirds of the board of directors whenever, in its judgment, the best interests of the Corporation will be served thereby, but such removal, other than for cause, shall be without prejudice to the contract rights, if any, of the person so removed.

     Section 5.04. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the board of directors for the unexpired portion of the term.

     Section 5.05. Remuneration. The remuneration of the officers shall be fixed from time to time by the board of directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

                ARTICLE VI. CONTRACTS, LOANS, CHECKS AND DEPOSITS

     Section 6.01. Contracts. The board of directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

     Section 6.02. Loans. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

     Section 6.03. Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the board of directors.

     Section 6.04. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the board of directors may select.


             ARTICLE VII. CERTIFICATES FOR SHARES AND THEIR TRANSFER

     Section 7.01. Certificates for Shares. Certificates representing shares of the Corporation shall be in such form as shall be determined by the board of directors. The shares of the Corporation shall be represented by certificates signed by the President or a Vice President, and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation and sealed with the seal of the Corporation or a facsimile thereof. Any signatures on the certificates may be facsimile. If any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before the certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled, and no new certificate shall be issued until the former certificate or a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms as the board of directors may prescribe.

     Section 7.02. Transfer of Shares. Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his or her legal representative, or by his or her attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

     Section 7.03. Lost Certificates. The board of directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

     Section 7.04. Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof, except as otherwise provided by law.


                           ARTICLE VIII - FISCAL YEAR

     The fiscal year of the Corporation shall begin on the first day of October and end on the thirtieth day of September in each year.


                             ARTICLE IX - DIVIDENDS

     The board of directors may, from time to time, declare and the Corporation may pay dividends on its outstanding shares in the manner, and upon the terms and conditions provided by law and the Articles of Incorporation of the Corporation.


                           ARTICLE X - CORPORATE SEAL

     The board of directors shall provide a corporate seal in the form of a circle with the name of the Corporation inscribed thereon.

                             ARTICLE XI - AMENDMENTS

     These Bylaws may be altered, amended or repealed and new Bylaws adopted by the affirmative vote or consent of two-thirds of the number of directors then authorized by, or in the manner provided in, the Bylaws.

Effective as of ____________, 2002

                             PULASKI FINANCIAL CORP.

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 29, 2003

     The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Pulaski Financial Corp. (the "Company"), consisting of Robert A. Ebel and Thomas F. Hack, or either of them, with full power of substitution in each, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the annual meeting of stockholders to be held at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, St. Louis, Missouri (rear entrance) on Wednesday, January 29, 2003 at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:

                                                    VOTE     VOTE
                                                    FOR      WITHHELD
                                                    ---      --------

1.   The election as director of the nominees       [_]        [_]
     listed below (except as marked to the
     contrary below).

     E. Douglas Britt
     Timothy K. Reeves

     INSTRUCTIONS: To withhold your vote
     for any individual nominee, write the
     nominee's name on the line below.

     ------------------------------------------

                                                    FOR      AGAINST     ABSTAIN
                                                    ---      -------     -------


2.   The approval of a proposal to change           [_]        [_]         [_]
     the Company's state of incorporation
     from Delaware to Missouri.

                                                    FOR      AGAINST     ABSTAIN
                                                    ---      -------     -------

3.   The ratification of Ernst & Young LLP          [_]        [_]         [_]
     as independent auditors for the fiscal
     year ending September 30, 2003.

The Board of Directors recommends a vote "FOR" the listed proposals.

THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote in person at the meeting or at any adjournment thereof and after notification to the Secretary of the Company at the meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders, and the 2002 Annual Report to Stockholders.



Dated: ______________, ______




__________________________                   __________________________
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.